Exhibit 99.1

GX Acquisition Corp. Provides Information Regarding Extension of Deadline to Complete Celularity Business Combination

New York, NY, April 16, 2021 – On April 14, 2021, GX Acquisition Corp. (“GX”) (NASDAQ: “GXGX”), provided information regarding a proposal to amend GX’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which GX has to complete its initial business combination (the “Extension”) from May 23, 2021 to July 31, 2021.

The Charter currently provides that GX has 24 months from the closing of its initial public offering (until May 23, 2021) to complete an initial business combination, which is customary for a special purpose acquisition company like GX. As previously announced, in January 2021 GX entered into a definitive merger agreement with Celularity Inc. (“Celularity”), an allogeneic cellular therapy company, that would result in Celularity combining with GX and becoming a publicly listed company (the “Celularity Business Combination”). Since that time, GX and Celularity have been working together to address comments from the staff of the U.S. Securities and Exchange Commission (“SEC”) on the proxy statement/prospectus filed in connection with the transaction and to satisfy the various closing conditions contained in the merger agreement. Additionally, in recent days the SEC made a public statement regarding accounting and reporting considerations for warrants issued by special purpose acquisition companies. GX has begun a complete review of its accounting treatment of its public and private warrants, and GX’s board of directors currently believes that there may not be sufficient time before May 23, 2021 to complete the review and hold a special meeting to conduct a vote for the stockholder approvals required in connection with the Celularity Business Combination and consummate the closing of the Celularity Business Combination within the legally prescribed time constraints applicable to such actions. The GX board is seeking the Extension to complete the accounting review, to allow our stockholders to be able to evaluate the Celularity Business Combination and to allow additional time to consummate the Celularity Business Combination. The GX board continues to unanimously recommend that its stockholders vote “FOR” the proposal to approve and adopt the merger agreement providing for the Celularity Business Combination and each of the other proposals at the special meeting to be held in connection with the Celularity Business Combination.

In order to obtain the Extension, GX must amend certain provisions of its Charter (the “Extension Amendment”). The special meeting of GX stockholders to consider the Extension Amendment (the “Extension Amendment Special Meeting”) is scheduled for May 14, 2021. Stockholder approval of the Extension Amendment is required by Delaware law and the Charter. Whether or not a GX stockholder plans to attend the Extension Amendment Special Meeting virtually, GX urges its stockholders to vote and submit their proxy with respect to the Extension Amendment in advance of the Extension Amendment Special Meeting by one of the methods described in the Extension Amendment Special Meeting proxy statement filed by GX on April 14, 2021.

In addition, pursuant to the Charter, the holders of GX’s Class A common stock must be given the opportunity to redeem their shares in connection with the Extension Amendment. The deadline for GX’s Class A stockholders to exercise their redemption rights in connection with the Extension Amendment is May 12, 2021.

If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of GX’s Class A common stock will retain their rights to redeem their shares and vote on the Celularity Business Combination when the Celularity Business Combination is submitted to GX’s stockholders at a future date.

Any holder of GX’s Class A common stock that wishes to hold those shares following the Celularity Business Combination should not redeem such holder’s shares in connection with the Extension and should vote its shares “FOR” the Extension Amendment.

The Celularity Business Combination is expected to be completed in the second quarter of 2021, subject to, among other things, GX’s completion of its review of its accounting treatment of its warrants (as described above), the approval by GX’s stockholders, satisfaction of the conditions stated in the definitive merger agreement and other customary closing conditions.

About GX

GX is a blank check company incorporated in Delaware for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities. GX is led by Jay R. Bloom and Dean C. Kehler, who serve as Managing Partners of Trimaran Capital Partners.

About Celularity

Celularity, headquartered in Florham Park, N.J., is a clinical stage biotechnology company leading the next evolution in cellular medicine by developing off-the-shelf placental-derived allogeneic cell therapies, including unmodified NK cells, genetically-modified NK cells, T cells engineered with a CAR (CAR T-cells), and mesenchymal-like adherent stromal cells (ASCs) targeting indications across cancer, infectious and degenerative diseases. Celularity believes that by harnessing the placenta’s unique biology and ready availability, it will be able to develop therapeutic solutions that address significant unmet global needs for effective, accessible, and affordable therapies.

Additional Information and Where to Find It

GX has filed an amended registration Statement with the SEC on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement to be distributed to holders of GX’s common stock in connection with GX’s solicitation of proxies for the vote by GX’s stockholders with respect to the Celularity Business Combination between GX and Celularity and other matters as described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued to Celularity’s stockholders in connection with the Celularity Business Combination. After the Registration Statement has been declared effective, GX will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Celularity Business Combination and the other proposals regarding the Celularity Business Combination set forth in the Registration Statement. GX’s stockholders and other interested persons are advised to read the Registration Statement, including the preliminary proxy statement / prospectus contained therein, and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with GX’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Celularity Business Combination, because these documents will contain important information about GX, Celularity and the Celularity Business Combination. Stockholders may also obtain a copy of the preliminary proxy statement/prospectus or, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the Celularity Business Combination and other documents filed with the SEC by GX, without charge, at the SEC website located at www.sec.gov or by directing a request to GX, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in the Solicitation

GX and its directors and officers may be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Celularity Business Combination. GX’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of GX in GX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 4, 2021, GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on December 4, 2020, the Registration Statement, which was filed with the SEC on March 29, 2021, including the preliminary proxy statement/prospectus contained therein and GX’s Definitive Proxy Statement on Schedule 14A, which was filed with the SEC on April 14, 2021.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GX’s stockholders in connection with the Celularity Business Combination and other matters to be voted upon at the special meeting will be set forth in the registration statement for the Celularity Business Combination. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Celularity Business Combination is included in the Registration Statement for the Celularity Business Combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Celularity, the combined company or GX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Special Note Regarding Forward-Looking Statements

This press release contains, or incorporates by reference, “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements regarding GX’s, GX’s management team’s, Celularity’s and Celularity’s management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intends,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the ability to consummate the Celularity Business Combination; (ii) the expected benefits of the Celularity Business Combination; (iii) the financial and business performance of Celularity; (iv) the inability to complete the PIPE Investment; (v) the success and timing of Celularity’s cellular therapeutic development activities and initiating clinical trials; (vi) the success and timing of Celularity’s planned clinical trials; (vii) Celularity’s ability to obtain and maintain regulatory approval of any of Celularity’s therapeutic candidates; (viii) Celularity’s plans to research, discover and develop additional therapeutic candidates, including by leveraging genetic engineering and other technologies and expanding into additional indications; (ix) Celularity’s ability to expand its manufacturing capabilities, and to manufacture Celularity’s therapeutic candidates and scale production; (x) Celularity’s ability to meet certain milestones; (xi) changes in Celularity’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; (xii) the implementation, market acceptance and success of Celularity’s business model; (xiii) developments and projections relating to Celularity’s competitors and industry; (xiv) the impact of health epidemics, including the COVID-19 pandemic, on Celularity’s business and the actions Celularity may take in response thereto; (xv) Celularity’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; (xvi) expectations regarding the time during which GX will be an emerging growth company under the JOBS Act; (xvii) Celularity’s future capital requirements and sources and uses of cash; (xviii) Celularity’s ability to obtain funding for its operations; (xix) Celularity’s business, expansion plans and opportunities; (xx) the outcome of any known and unknown litigation and regulatory proceedings; and (xxi) changes in applicable laws, ordinances, regulations, codes, executive orders, injunctions, judgments, decrees or other orders or the interpretation thereof. These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. These risks and uncertainties may be amplified by the COVID- 19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither GX nor Celularity presently know, or that GX or Celularity currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect GX’s and Celularity’s expectations, plans, or forecasts of future events and views as of the date of this press release. GX and Celularity anticipate that subsequent events and developments will cause GX’s and Celularity’s assessments to change. Accordingly, forward-looking statements should not be relied upon as representing GX’s or Celularity’s views as of any subsequent date, and GX does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in GX’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

GX Contact:

Caroline Luz

Lambert & Co.

cluz@lambert.com

Celularity Investor Contacts:

Carlos Ramirez
Celularity
carlos.ramirez@celularity.com

Alexandra Roy

Solebury Trout

aroy@troutgroup.com

Celularity Media Contact:

Jason Braco, Ph.D.

LifeSci Communications

(646)-751-4361

jbraco@lifescicomms.com

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